United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

AMERICANWEST BANCORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICANWEST BANCORPORATION

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME	5:00 p.m. on Tuesday, April 25, 2006

PLACE	Northwest Museum of Arts and Culture 2316 West First Avenue Spokane, Washington 99204

ITEMS OF BUSINESS	1. To elect six directors to hold office until the next annual meeting of shareholders;

2. To adopt the AmericanWest Bancorporation 2006 Equity Incentive Plan; and

3. To take action on any other business that may properly be considered at the Meeting or any adjournment thereof.

RECORD DATE	You may vote at the Meeting if you were a shareholder of record at the close of business on March 20, 2006.

VOTING BY PROXY	If you cannot attend the Meeting, you may vote your shares by completing and promptly returning the enclosed proxy card in the envelope provided.

ANNUAL REPORT	AmericanWest Bancorporation’s 2005 Annual Report, which is not part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors,

Secretary

This Notice of Meeting, Proxy Statement and accompanying proxy card are being distributed on or about March 27, 2006.

AMERICANWEST BANCORPORATION

41 West Riverside Avenue

Suite 400

Spokane, Washington 99201

PROXY STATEMENT

Annual Meeting of Shareholders

April 25, 2006

We are providing these proxy materials in connection with the solicitation by the Board of Directors of AmericanWest Bancorporation (“Company”) of proxies to be voted at the Company’s Annual Meeting of Shareholders (“Meeting”) to be held on April 25, 2006, and at any adjournment of the Meeting.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote at the Meeting?

The Board of Directors of the Company (“Board”) has set March 20, 2006 as the record date for the Meeting. If you were the owner of Company common stock at the close of business on March 20, 2006, you may vote at the Meeting. You are entitled to one vote for each share of Company common stock you held on the record date, including shares:

•	Held for you in an account with a broker, bank or other nominee (shares held in “street name”);

•	Credited to your account in the Company’s Employee Stock Ownership Plan (“ESOP”); or

•	Credited to your account in the Company’s 401(k) Retirement Savings Plan.

Each share of common stock has one vote on each matter to be voted on.

How many shares must be present to hold the Meeting?

A majority of the Company’s shares of outstanding common stock as of the record date must be present at the Meeting in order to hold the Meeting and conduct business. On the record date, there were approximately 11,243,756 shares of Company common stock outstanding. Shares are counted as present at the Meeting if the owner of the shares:

•	is present and votes in person at the Meeting; or

•	has properly submitted a proxy card.

Shareholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered shareholders who are present and entitled to vote, and will count toward the quorum.

What proposals will be voted on at the Meeting?

There are two proposals scheduled to be voted on at the Meeting:

•	Election of six directors to hold office until the next annual meeting of shareholders

•	Adoption of the Company’s 2006 Equity Incentive Plan (the “2006 Equity Incentive Plan”)

How many votes are required to approve the proposals?

If a quorum exists at the Meeting, each proposal will be approved as follows:

Proposal 1:  The six nominees receiving the largest number of votes cast by the shares entitled to vote in the election will be elected as directors. Consequently, abstentions and broker non-votes will have no impact on whether or not the nominees will be elected to the Board.

Proposal 2:  The number of votes cast in favor of the proposal exceeds the number of votes cast against it.

How are votes counted?

You may either vote “FOR” or to “WITHHOLD” authority to vote for each nominee for the Board of Directors (Proposal 1). You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to adopt the 2006 Equity Incentive Plan (Proposal 2). If you withhold authority to vote on the election of directors, your shares will not be considered entitled to vote on the election of directors. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee and “FOR” Proposal 2.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the director nominees (Proposal 1) and “FOR” the adoption of the 2006 Equity Incentive Stock Plan (Proposal 2).

How do I vote my shares without attending the Meeting?

Without attending the Meeting, you may vote:

•	By Mail—You may vote by Mail by marking your selections on the proxy card, signing and dating your proxy card and mailing it in the enclosed postage-paid envelope. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

•	By Internet—You may vote by Internet by logging on to the following website: http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card. Please note that all votes cast by Internet must be completed and submitted prior to Friday, April 21, 2006 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned your proxy card.

•	By Telephone—You may vote by Telephone by calling Toll Free 1-800-555-8140 and follow the instructions. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card. Please note that all votes cast by Telephone must be completed and submitted prior to Friday, April 21, 2006 at 11:59 p.m. Central Time. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned your proxy card.

For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee, or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the Meeting?

If you are a shareholder of record, to vote your shares at the Meeting you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the Meeting only if you obtain a signed proxy card from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Meeting, we encourage you to vote by mail, so your vote will be counted even if you later decide not to attend the Meeting.

What does it mean if I receive more than one proxy card?

It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes.  If you have voted by mail (and have not voted through your broker), you may change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company, which must be received prior to the Meeting; or

•	Submitting a properly signed proxy card; or

•	Voting in person at the Meeting. (Note: simply attending the Meeting will not, of itself, revoke a proxy.)

PROPOSAL 1—ELECTION OF DIRECTORS

Directors and Nominees

The Company’s Articles of Incorporation, as amended (“Articles”), allow the Board of Directors or shareholders to set the number of directors on the Board within a range of 5 to 25. The Articles also allow the Board to fill vacancies created on the Board. The Board by resolution has set the number of directors to serve on the Board of Directors at six directors. Directors are elected for terms of one year or until their successors are elected and qualified.

At the Meeting, six directors are to be elected, each to serve until the next annual meeting of shareholders or until his successor is elected and qualified.

After a number of years of dedicated Board service, Director Allen Ketelsen determined that, due to the press of business at his construction company, he would not have the time required to commit to Board matters and thus resigned from the Board effective upon the completion of the merger transaction by which Columbia Trust Bancorp and Columbia Trust Bank were acquired by the Company (March 15, 2006). Director James Rand Elliott decided not to seek renomination and election at the end of his current term. The Board has reduced the size of the Board from seven to six directors as of the date of this Annual Meeting.

The Board of Directors has nominated six of the current directors: J. Frank Armijo, Robert M. Daugherty, Craig D. Eerkes, Donald H. Livingstone, Donald H. Swartz and P. Mike Taylor as directors, to serve a one-year term or until their successors are elected and qualified. All directors, with the exception of Robert M. Daugherty, are independent as defined in the National Association of Securities Dealers (“NASD”) rules. The Company’s Articles do not provide for cumulative voting. It is the intent of the Company to have all Board Members attend the Company’s Annual Meeting. All Board members attended last year’s Annual Meeting.

The following is a description of the business experience for at least the past five years for each of the nominees:

J. FRANK ARMIJO	Director since 2006

J. Frank Armijo, age 42, is the Program Director and General Manager of West Coast Programs for Lockheed Martin Information Technology. Mr. Armijo served on the Columbia Trust Bancorp and Bank Board of Directors from October 15, 2003 until March 15, 2006, the effective date of the merger between the Company and Columbia Trust Bancorp. In connection with the merger, Mr. Armijo was appointed to the Board of the Company as of such effective date. Mr. Armijo has also served on the Washington Technology Center Board, the Washington Software Alliance and the Columbia Basin College Board of Trustees (three years as chairman). Mr. Armijo served as Chairman of TRIDEC, the regional economic development organization, and is currently Immediate Past Chair. He is Co-Founder of the Hispanic Academic Achievers Program and a founding board member of Leadership Tri-Cities and the Reading Foundation.

ROBERT M. DAUGHERTY	Director since 2004

Robert M. Daugherty, age 52, is the President and Chief Executive Officer of AmericanWest Bancorporation and its subsidiary, AmericanWest Bank. Mr. Daugherty previously held the position of President and Chief Executive Officer of Humboldt Bancorporation and Humboldt Bank of California. Prior to Humboldt, Mr. Daugherty held the position of President, Chief Executive Officer and Chairman of the Board of Draper Bank & Trust of Utah. In addition, he has held executive positions in both the Zions Bank and US Bank organizations and currently serves as the Chairman and a board member for the Western Independent Bankers Association, and is on the Board of the Washington Bankers Association.

CRAIG D. EERKES	Director since 2003

Craig D. Eerkes, age 54, is President of Sun Pacific Energy, Inc; President of Pectin Funding Corporation in Houston, Texas. Mr. Eerkes currently serves as a director of Western Mutual Insurance Co. in Salt Lake City, Utah. Mr. Eerkes has served on three bank boards. He was instrumental in founding American National Bank in Kennewick, Washington in 1980 and served as Chairman of the Board from 1984 until the bank’s sale to First Hawaiian Bank in 1996, at which time he became Vice Chairman of the Northwest Region. During 2000, he also served as a Board Member of Columbia Trust Bank.

DONALD H. LIVINGSTONE	Director since 2005

Donald H. Livingstone, age 63, is the Director of the Center for Entrepreneurship and tenured professor in the Marriott School of Business at Brigham Young University (BYU) in Provo, Utah. Prior to joining the University in 1994, Mr. Livingstone was a partner at Arthur Andersen in San Francisco (1966-88) and Los Angeles (1988-95), specializing in serving the banking industry. Mr. Livingstone has served as a director on boards of several banks, most recently as director and the Chairman of the Audit Committee for Humboldt Bancorp in Sacramento, California and American Express Centurion Bank, a wholly owned subsidiary of American Express Corporation. Mr. Livingstone also served as Vice Chairman of the Audit Committee overseeing BYU, BYU-Hawaii and BYU-Idaho, and presently serves on the boards of Micrel Corporation, Sento Corporation and the Polynesian Cultural Center, serving as the Audit Committee Chairman for these entities.

DONALD H. SWARTZ	Director since 1998

Donald H. Swartz, age 60, is the President of J & M Electric, Inc. Mr. Swartz served on the board of Grant National Bank prior to its acquisition by AmericanWest Bancorporation in 1998.

P. MIKE TAYLOR	Director since 2001

P. Mike Taylor, age 62, a licensed civil engineer, is founder and President of Taylor Engineering, Inc., Spokane, Washington. Mr. Taylor has served as Chair of several community and professional organizations including the Spokane Regional Economic Development Council; the Washington Society of Professional Engineers, Spokane Chapter; and the Professional Engineers in Private Practice State Committee. He is Immediate Past Chair and serves on the Executive Committee for Empire Health Services, a 2-hospital, tertiary care medical system.

All the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy card.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Board Committees and Meetings

During the year ended December 31, 2005, the Board of Directors held twelve regular meetings and five Special Board meetings. The Board has an Audit and Compliance Committee (“Audit Committee”), a Compensation Committee and a Corporate Governance Committee. Each Board member attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served and that were held during the period for which he was a Board or Committee member.

The Audit Committee

The Audit Committee is comprised solely of independent directors (as defined in the NASD rules) and meets at least quarterly with the Company’s management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the Board the independent auditors to be retained and receive and consider the auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met nine times during the past year. A copy of the Audit and Compliance Committee’s charter is located on the Company’s website: www.awbank.net.

Director Livingstone is deemed by the Company to be an “audit committee financial expert.” Mr. Livingstone has an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by its financial statements. Mr. Livingstone acquired these attributes as former Audit Committee Chairman of Humboldt Bancorp and as a partner specializing in the banking industry for a former international accounting firm.

The Compensation Committee

The Compensation Committee is comprised solely of independent directors as defined in the NASD rules. The Compensation Committee makes recommendations to the Board of Directors on executive compensation policies and procedures and other compensation-related items that are corporate in nature (i.e., company-wide 401(k) plans, stock option plans, benefit plans, etc.) with power to act in certain matters. A copy of the Compensation Committee’s charter is located on the Company’s website: www.awbank.net. The Compensation Committee met seven times during the past year.

The Corporate Governance Committee

The Corporate Governance Committee is comprised solely of independent directors (as defined in the NASD rules) and is primarily responsible for considering and making recommendations to the Board concerning its size, functions and needs. This includes establishing the criteria for Board membership, recruiting and screening candidates for Board membership, recommending Director nominees for Board and shareholder approval, recommending Director compensation, making recommendations regarding committee assignments and functions and Board meetings, reviewing succession plans for the Chief Executive Officer (“CEO”) of the Company, and making recommendations to the Board with respect to the selection of the CEO of the Company. The Corporate Governance Committee met seven times during the last year.

The Committee’s policy for consideration of director candidates nominated by shareholders is to apply the Company’s rules for shareholder proposals which are included in this document under “Shareholder Proposals.” The Committee’s practice is to consider a Board candidate’s primary attributes of personal integrity and character, judgment, knowledge and leadership in a business or related setting, business acumen and other commitments. These factors are considered in the context of the Company’s needs at that point in time. Any proposed nomination, and any communications to the Board, should be directed to Mr. Taylor, the Chair of the Governance Committee. A copy of the Corporate Governance Committee’s charter is located on the Company’s website: www.awbank.net.

The following table summarizes the membership of the Board and each of its standing committees, as well as the number of times each met during 2005. The following does not include information regarding Mr. Armijo since he was appointed to the Board in February 2006, effective March 15, 2006.

	C—Chairperson		• Member
	Board	Audit	Compensation	Corporate Governance
Mr. Bolyard(1)	•	•	•	•
Mr. Daugherty	•
Mr. Eerkes	•		•	•
Mr. Elliott	•	•	C
Mr. Ketelsen	•		•
Mr. Livingstone	•	C
Mr. Swartz	C	•		•
Mr. Taylor	•	•		C

Total Meetings in 2005	12(2)	9	7	7

(1)	Mr. Bolyard resigned as a Director in September 2005 due to health reasons.
(2)	In addition, the Board held five Special Board Meetings during 2005.

Directors’ Compensation

During the period of January–April 2005, Directors of the Company received a monthly retainer of $1,000 and $500 for each meeting of the Board of Directors attended. The Chairman of the Board received an additional $700 for each meeting of the Board of Directors. Members of the Audit Committee received $300 for each meeting attended. Members of the Compensation Committee received $100 for each meeting attended. Members of the Corporate Governance Committee received $100 for each meeting attended. Directors received $100 for each Management Committee meeting attended.

It was resolved by the Board of Directors during the Board meeting in April, 2005, to change the Directors’ compensation, effective May, 2005. Directors of the Company now receive a monthly retainer of $1,200 and $650 for each meeting of the Board of Directors attended. The Chairman of the Board receives an additional $250 for each meeting of the Board of Directors. Members of the Audit Committee receive $500 for each meeting attended. The Board of Directors approved an additional monthly payment of $150 to the Chairman of the Audit Committee, effective June 2005. Members of the Compensation Committee receive $300 for each meeting attended. Members of the Corporate Governance Committee receive $300 for each meeting attended. Committee Chairs receive $150 for each month in which a meeting is held. Directors receive $100 for each Management Committee meeting attended. During the year ended December 31, 2005, the Company paid an aggregate of $176,400 in director fees pursuant to such arrangements.

Directors of the Company have been eligible to receive options under the 1995 and 2001 Incentive Stock Option Plans. (The plans are described in the Executive Compensation section under the heading “1995 and 2001 Incentive Stock Option Plans.”) In May, 2005, each of the seven independent directors was granted 3,000 options to purchase common stock of the Company as additional consideration for service as a director.

In addition, on January 1, 2003, Mr. Swartz, Mr. Taylor and Mr. Elliott entered into individual Director Fee Continuation Agreements with the Company. Each such Director Fee Agreement states that the named Director will receive a monthly payment of $500 for 120 months beginning the next month after he retires.

Compensation Committee Interlocks and Insider Participation

At December 31, 2005, the Compensation Committee consisted of James Rand Elliott, Chairman, Allen Ketelsen and Craig D. Eerkes, each of whom is an independent director (as defined in the NASD rules).

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.awbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of common stock beneficially owned as of March 16, 2005, by each Director and each Named Executive Officer, the Directors and Executive Officers as a group and those persons known to beneficially own more than 5% of AmericanWest Bancorporation’s common stock.

For purposes of this table, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (“Exchange Act”), a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and/or investment power.

Name and Position	Number of Shares Beneficially Owned		Percentage of Class
Donald H. Swartz, Chairman	61,626	(1)	*
James Rand Elliott, Director	53,652	(2)	*
Robert M. Daugherty, President/Chief Executive Officer	50,000	(3)	*
P. Mike Taylor, Director	29,550	(4)	*
Allen Ketelsen, Director	20,820	(5)	*
Craig D. Eerkes, Director	12,235	(6)	*
Gary M. Bolyard, Director	7,400	(7)	*
Donald H. Livingstone, Director	5,714	(8)	*
J. Frank Armijo, Director	5,294	(9)	*
Rick E. Shamberger, EVP/Chief Credit Officer	5,220	(10)	*
R. Blair Reynolds, EVP/General Counsel	880	(11)	*
Gregory Hansen, EVP/Director of Commercial Lending	-0-		*
Diane L. Kelleher, EVP/Chief Financial Officer	-0-		*
Nicole Sherman, EVP/Director of Retail Banking	-0-		*
All Directors & Executive Officers as a group (14 persons)	269,574	(12)	2.562%
AXA Assurances I.A.R.D. Mutuelle AXA Assurances Vie Mutuelle AXA Courtage Assurance Mutuelle 26, Rue Drovot, 75009 Paris, France	538,351	(13)	5.1%

*	Less than 1.0%
(1)	Mr. Swartz’s beneficial ownership to the shares listed above is as follows: shared voting and investment powers for 45,829 shares; 649 shares are held by Mr. Swartz’s spouse as custodian for minors; 248 shares are held by Mr. Swartz’s son; and 14,900 shares are acquirable by exercise of stock options within 60 days.
(2)	Mr. Elliott’s beneficial ownership to the shares listed above is as follows: shared voting and investment powers for 24,665 shares; 5,425 shares are held by Mr. Elliott’s spouse; 7,322 shares are held by Premium Finance of which Mr. Elliott serves as a general partner; and 16,240 shares are acquirable by exercise of stock options within 60 days.
(3)	Mr. Daugherty’s beneficial ownership to the shares listed above is as follows: sole voting and investment powers for 25,291 shares, and 24,709 shares are acquirable by exercise of stock options within 60 days.
(4)	Mr. Taylor’s beneficial ownership to the shares listed above is as follows: sole voting and investment powers for 13,310 shares, and 16,240 shares are acquirable by exercise of stock options within 60 days.
(5)	Mr. Ketelsen’s beneficial ownership to the shares listed above is as follows: sole voting and investment powers for 13,820 shares, and 7,000 shares are acquirable by exercise of stock options within 60 days.
(6)	Mr. Eerkes’ beneficial ownership to the shares listed above is as follows: sole voting and investment powers for 7,235 shares, and 5,000 shares are acquirable by exercise of stock options within 60 days.

(7)	Mr. Bolyard’s beneficial ownership to the shares listed above is as follows: shared voting and investment powers for the total 7,400 shares.
(8)	Mr. Livingstone’s beneficial ownership to the shares listed above is as follows: sole voting and investment powers for 2,714 shares, and 3,000 shares are acquirable by exercise of stock options within 60 days.
(9)	Mr. Armijo’s beneficial ownership to the shares listed above is as follows: after the close of the merger between Columbia Trust and AWBC March 15, 2006, 2,435 shares of Columbia Trust Bancorp common stock previously held by Mr. Armijo were converted to AWBC shares at an exchange ratio of 1 : 1.8035 for each share of Columbia Trust Bancorp stock; in addition, the total amount includes 500 Columbia Trust Bancorp stock options that were converted using the same ratio into 902 AWBC stock options which are acquirable by exercise within 60 days.
(10)	Mr. Shamberger’s beneficial ownership to the shares listed above is as follows: 5,220 shares are acquirable by exercise of stock options within 60 days.
(11)	Mr. Reynolds’ beneficial ownership to the shares listed above is as follows: 880 shares held through the Company’s 401(k) Plan of which Mr. Reynolds does have both voting and investment powers.
(12)	This amount includes 100,241 shares acquirable by exercise of stock options within 60 days. Furthermore, the number of shares owned by all Directors & Executive Officers as a group includes the following shares owned and not listed separately in the table above: 17,085 shares owned by Mr. Griffith, of which 7,030 are acquirable by exercise within 60 days and 3,396 are held through the Company’s ESOP, where Mr. Griffith has voting power but not investment power; 98 shares owned by Ms. Krasselt which are held through the Company’s 401(k) Plan where Ms. Krasselt does have both voting and investment power.
(13)	Information based on Schedule 13G which was filed as a group with the SEC on February 14, 2006 with respect to holdings as of December 31, 2005.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“Commission”). The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended December 31, 2005, and written representations of certain of its directors and officers that no Forms 5 were required to be filed, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

Executive Officers

The following table sets forth the age, position and the business experience during the past five years of the executive officers of the Company. All executive officers are elected annually and serve at the discretion of the Board of Directors.

Name	Age	Position and Principal Occupation for the Past Five Years
Robert M. Daugherty	52	Chief Executive Officer and President of the Company and Bank since September 2004. From April 2002 until July 2004, Mr. Daugherty was President of Humboldt Bancorp. Prior to that, he was President and CEO of Draper Bank of Utah.
Wade A. Griffith	49	Senior Vice President & Chief Information Officer of AmericanWest Bank since 1996. Prior to joining the Bank, he held similar positions with Frontier Bank, The First National Bank of North Idaho and First Security Bank.
Gregory Hansen	47	Executive Vice President/Director of Commercial Lending of AmericanWest Bank since 2005. Previously employed by U.S. Bank where, during his tenure, he was Team Leader for its Spokane Commercial Lending Team.
Diane L. Kelleher	46	Executive Vice President & Chief Financial Officer of the Company and Bank since 2005. Previously employed by Washington Mutual Bank since 1997, she has over 20 years of experience in asset/liability and treasury management.
Shelly L. Krasselt	29	Vice President & Controller of the Bank since 2003. Previously employed by BDO Seidman, LLP.
R. Blair Reynolds	65	Executive Vice President & General Counsel of the Company and Bank since 2004. Previously employed by Humboldt Bancorp where he served in the same capacity. Prior to Humboldt, he was a sole practitioner specializing in banking and commercial law in his law practice in Walnut Creek, California.
Rick E. Shamberger	45	Executive Vice President & Chief Credit Officer of AmericanWest Bank since 2003. Previously employed by U.S. Bank for more than 20 years with experience in credit risk management.
Nicole Sherman	35	Executive Vice President/Director of Retail Banking of AmericanWest Bank since December, 2004. Previously CEO for Power Trainings International. Prior to PTI, she was employed by Zions First National Bank overseeing the corporate learning and development department.

EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended December 31, 2005, 2004 and 2003, awarded to or earned by the Chief Executive Officer and the other most highly compensated executive officers of the Company, whose total compensation in 2005 exceeded $100,000.

Summary Compensation Table

		Annual Compensation					Long-Term Compensation Awards
Named Executive Officer and Position	Year	Salary	Bonus(1)	Other Annual Compensa- tion(2)	Restricted Stock Awards		Securities Underlying Options/ SARs(3)	All other Compensa- tion(4)
Robert M. Daugherty*	2005	$328,417	$175,000	—	—		—	$145,155
President and Chief	2004	$87,503	$150,000	—	—		200,000	$51,135
Executive Officer	2003				—		—	—

C. Tim Cassels*	2005	$65,813	—	—			—	$50,700
Executive Vice President and	2004	$101,400	$25,000	—			4,000	$3,980
Chief Financial Officer	2003	$96,599	$42,667	—			12,100	$1,449

Diane L. Kelleher*	2005	$85,795	$30,000	—	$154,200	(5)		$8,229
Executive Vice President and	2004	—	—	—			—	—
Chief Financial Officer	2003	—	—				—	—

Rick E. Shamberger*	2005	$151,249	$50,000	—	$154,200	(6)		—
Executive Vice President and	2004	$130,838	$50,000	—			1,000	—
Chief Credit Officer	2003	$21,668	$40,000	—			7,700	—

R. Blair Reynolds*	2005	$151,249	$50,000	—	$102,800	(7)	—	$3,313
Executive Vice President &	2004	$25,000	$5,000	—	—		—	$11,140
General Counsel	2003	—	—	—			—	—

Nicole Sherman*	2005	$150,313	$50,000	—	$154,200	(8)		—
Executive Vice President/	2004	—	$25,000	—			—	—
Director of Retail Banking	2003	—	—	—			—	—

Gregory Hansen*	2005	$88,021	$55,000	—	$144,900	(9)		—
Executive Vice President/	2004	—	—	—			—	—
Director of Commercial Lending	2003	—	—	—			—	—

*	Mr. Daugherty was appointed President and Chief Executive Officer on September 20, 2004; Mr. Cassels was hired on December 1, 2003 and left the Company on July 1, 2005; Ms. Kelleher was hired on June 6, 2005; Mr. Shamberger was hired on October 31, 2003; Mr. Reynolds was hired on November 1, 2004; Ms. Sherman was hired on December 20, 2004; and Mr. Hansen was hired on May 23, 2005.
(1)	Includes bonus earned during 2005, but paid in 2006.
(2)	Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of automobile allowances and certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2005, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3)	Represents options to acquire shares of common stock that were granted under stock option plans.
(4)

Represents the following values attributed to the named executive officer during the year pursuant to agreements entered into between the Bank and such officers: (a) certain relocation expenses to Mr. Daugherty of $51,135 in 2004 and $145,155 in 2005; to Ms. Kelleher of $8,229 in 2005; and to Mr. Reynolds of $11,140 in 2004; (b) as severance pay to Mr. Cassels upon his leaving the Company, $50,700 in 2005; and (c) as part of the Bank’s salary continuation plan, Company 401(k) match and ESOP contributions, to Mr. Cassels $3,980 in 2004 and $1,449 in 2003; and to Mr. Reynolds, $3,313 in 2005.

(5)	Represents the value of 7,500 restricted shares based on the closing price of $20.56 on the date of grant (June 6, 2005). All shares will vest on June 6, 2010 except 20% of the restricted shares will lapse for any fiscal year the Company does not achieve a return on average assets of at least 1%. The value of such restricted shares as of December 30, 2005 was $177,225 based on the closing price of $23.63 as of such date. No dividends will be paid on the restricted shares until they are fully vested.
(6)	Represents the value of 7,500 restricted shares based on the closing price of $20.56 on the date of grant (June 6, 2005). All shares will vest on January 2, 2010 except 20% of the restricted shares will lapse for any fiscal year the Company does not achieve a return of average assets of at least 1%. The value of such restricted shares as of December 30, 2005 was $177,225 based on the closing price of $23.63 as of such date. No dividends will be paid on the restricted shares until they are fully vested.
(7)	Represents the value of 5,000 restricted shares based on the closing price of $20.56 on the date of grant (June 6, 2005). All shares will vest on January 25, 2010 except 20% of the restricted shares will lapse for any fiscal year the Company does not achieve a return on average assets of at least 1%. The value of such restricted shares as of December 30, 2005 was $118,150 based on the closing price of $23.63 as of such date. No dividends will be paid on the restricted shares until they are fully vested.
(8)	Represents the value of 7,500 restricted shares based on the closing price of $20.56 on the date of grant (June 6, 2005). All shares will vest on January 4, 2010 except 20% of the restricted shares will lapse for any fiscal the Company does not achieve a return of average assets of at least 1%. The value of such restricted shares as of December 30, 2005 was $177,225 based on the closing price of $23.63 as of such date. No dividends will be paid on the restricted shares until they are fully vested.
(9)	Represents the value of 7,500 restricted shares based on the closing price of $19.32 on the date of grant (May 23, 2005). All shares will vest on May 22, 2010 except 20% of the restricted shares will lapse for any fiscal year the Company does not achieve a return of average assets of at least 1%. The value of such restricted shares as of December 30, 2005 was $177,225 based on the closing price of $23.63 as of such date. No dividends will be paid on the restricted shares until they are fully vested.

Salary Continuation Agreements.

The Bank and its predecessor companies entered into Executive Salary Continuation Agreements with certain of its directors and employees. Under the terms of the respective agreements, the director or officer will receive an annual sum based on his salary or director’s fee from the Company, payable on a monthly basis, for a period of up to fifteen years upon retirement. None of the Company’s Named Executives have entered into any such agreement and no current Director is receiving any payment thereunder.

Employment Agreements.

The Company entered into an Employment Agreement with Mr. Daugherty on September 20, 2004, which has a term of four years. Under the terms of his Employment Agreement, Mr. Daugherty is paid an annual salary of $300,000 which may be increased annually, taking into consideration Mr. Daugherty’s performance for the most recent performance period and other relevant factors. Mr. Daugherty received a bonus of $150,000 in 2005, per the terms of his Employment Agreement, and he will receive a bonus of at least $100,000 in 2006 per the terms of his Employment Agreement provided the Return on Average Assets for the Company is at least 1.0% in 2005. Mr. Daugherty was granted 200,000 stock options in 2004 per the terms of the Employment Agreement.

The Employment Agreement provides that, in the event of a change of control, he will receive an amount equal to two (2) times Mr. Daugherty’s then-current annual base salary, plus an amount equal to his bonus for the year immediately preceding the effective date of any such change in control and immediate acceleration of vesting of all of his then unvested stock options.

The Company entered into an Employment Agreement with Mr. Reynolds on January 25, 2005, which was amended on December 15, 2005, which has a term of two years commencing on its effective date. Under the terms of such Employment Agreement, Mr. Reynolds is paid an annual salary of $150,000 which may be increased annually, taking into consideration Mr. Reynolds’ performance for the most recent performance period and other relevant factors. Mr. Reynolds’ bonus in 2005 was $50,000. The Company may from time to time grant Mr. Reynolds restricted shares of AWBC common stock (“Performance Shares”) as a “Performance Stock Award” at the Company’s sole discretion. Mr. Reynolds was granted a Performance Stock Award of 5,000 shares of AWBC common stock upon the execution of his Employment Agreement under the following terms: for each full calendar year between January 1, 2005 and January 1, 2010 for which the Company has a Return on Average Assets of less than one percent (1.0%), twenty percent (20%) of the Performance Shares that otherwise would vest on the vesting date (January 25, 2010) shall lapse and all of Mr. Reynolds’ rights thereto shall thereupon cease. The Company also may from time to time grant Mr. Reynolds stock options to purchase shares of AWBC common stock at the closing price of AWBC’s common stock on the date of grant, at the Company’s sole discretion.

The Employment Agreement provides that, in the event of a change of control, Mr. Reynolds will receive an amount equal to not less than two (2) times his then-current annual base salary, plus an amount equal to his bonus for the year immediately preceding the effective date of any such change in control and immediate acceleration of vesting of all Performance Shares and/or stock options that have been granted him.

The Company entered into an Employment Agreement with Mr. Shamberger on January 28, 2005, which has a term of two years commencing on its effective date. Under the terms of such Employment Agreement, Mr. Shamberger is paid an annual salary of $150,000 which may be increased annually, taking into consideration Mr. Shamberger’s performance for the most recent performance period and other relevant factors. Mr. Shamberger’s bonus in 2005 was $50,000. The Company may from time to time grant Mr. Shamberger restricted shares of AWBC common stock (“Performance Shares”) as a “Performance Stock Award” at the Company’s sole discretion. Mr. Shamberger was granted a Performance Stock Award of 7,500 shares of AWBC common stock upon the execution of his Employment Agreement under the following terms: for each full calendar year between January 1, 2005 and January 1, 2010 for which the Company has a Return on Average Assets of less than one percent (1.0%), twenty percent (20%) of the Performance Shares that otherwise would vest on the vesting date (January 2, 2010) shall lapse and all of Mr. Shamberger’s rights thereto shall thereupon cease. The Company also may from time to time grant Mr. Shamberger stock options to purchase shares of AWBC common stock at the closing price of AWBC’s common stock on the date of grant, at the Company’s sole discretion.

The Employment Agreement provides that, in the event of a change of control, Mr. Shamberger will receive an amount equal to not less than two (2) times his then-current annual base salary, plus an amount equal to his bonus for the year immediately preceding the effective date of any such change in control and immediate acceleration of vesting of all Performance Shares and/or stock options that have been granted him.

The Company entered into an Employment Agreement with Ms. Sherman on January 28, 2005, which has a term of two years commencing on its effective date. Under the terms of such Employment Agreement, Ms. Sherman is paid an annual salary of $150,000 which can may be increased annually, taking into consideration Ms. Sherman’s performance for the most recent performance period and other relevant factors. Ms. Sherman’s bonus in 2005 was $50,000. She was paid a signing bonus of $25,000 in December, 2004. The Company may from time to time grant Ms. Sherman restricted shares of AWBC common stock (“Performance Shares”) as a “Performance Stock Award” at the Company’s sole discretion. Ms. Sherman was granted a Performance Stock Award of 7,500 shares of AWBC common stock upon the execution of her Employment Agreement under the following terms: for each full calendar year between January 1, 2005 and January 1, 2010 for which the Company has a Return on Average Assets of less than one percent (1.0%), twenty percent (20%) of the Performance Shares that otherwise would vest on the vesting date (January 4, 2010) shall lapse and all of Ms. Sherman’s rights thereto shall thereupon cease. The Company may from time to time grant Ms. Sherman stock options to purchase shares of AWBC common stock at the closing price of AWBC’s common stock on the date of grant, at the Company’s sole discretion.

The Employment Agreement provides that, in the event of a change of control, Ms. Sherman will receive an amount equal to not less than two (2) times her then-current annual base salary, plus an amount equal to her bonus for the year immediately preceding the effective date of any such change in control and immediate acceleration of vesting of all Performance Shares and/or stock options that have been granted her.

The Company entered into an Employment Agreement with Mr. Hansen on May 23, 2005, which has a term of two years commencing on its effective date. Under the terms of such Employment Agreement, Mr. Hansen is paid an annual salary of $150,000 which may be increased annually, taking into consideration Mr. Hansen’s performance for the most recent performance period and other relevant factors. Per the terms of his Employment Agreement, Mr. Hansen’s bonus in 2005 was $30,000, plus a signing bonus of $25,000 which was paid on June 1, 2005. The Company may from time to time grant Mr. Hansen restricted shares of AWBC common stock (“Performance Shares”) as a “Performance Stock Award” at the Company’s sole discretion. Mr. Hansen was awarded a Performance Stock Award of 7,500 shares of AWBC common stock upon the execution of his Employment Agreement under the following terms: for each full calendar year between January 1, 2005 and January 1, 2010 for which the Company has a Return on Average Assets of less than one percent (1.0%), twenty percent (20%) of the Performance Shares that otherwise would vest on the vesting date (May 22, 2010) shall lapse and all of Mr. Hansen’s rights thereto shall thereupon cease. The Company may from time to time grant Mr. Hansen stock options to purchase shares of AWBC common stock at the closing price of AWBC’s common stock on the date of grant, at the Company’s sole discretion.

The Employment Agreement provides that, in the event of a change of control, Mr. Hansen will receive an amount equal to not less than two (2) times his then-current annual base salary, plus an amount equal to his bonus for the year immediately preceding the effective date of any such change in control and immediate acceleration of vesting of all Performance Shares and/or stock options that have been granted him.

The Company entered into an Employment Agreement with Ms. Kelleher on June 6, 2005, which has a term of two years commencing on its effective date. Under the terms of such Employment Agreement, Ms. Kelleher is paid an annual salary of $150,000 which may be increased annually, taking into consideration Ms. Kelleher’s performance for the most recent performance period and other relevant factors. Ms. Kelleher’s bonus in 2005 was $30,000. Pursuant to her Employment Agreement, Ms. Kelleher may be awarded a bonus of up to fifty percent (50%) of her base salary, subject to the Bank’s overall performance and her specific contributions towards profitability. The Company may from time to time grant Ms. Kelleher restricted shares of AWBC common stock (“Performance Shares”) as a “Performance Stock Award” at the Company’s sole discretion. Ms. Kelleher was granted a Performance Stock Award of 7,500 shares of AWBC common stock upon the execution of her Employment Agreement under the following terms: for each full calendar year between January 1, 2005 and January 1, 2010 for which the Company has a Return on Average Assets of less than one percent (1.0%), twenty percent (20%) of the Performance Shares that otherwise would vest on the vesting date (June 6, 2010) shall lapse and all of Ms. Kelleher’s rights thereto shall thereupon cease. The Company may from time to time grant Ms. Kelleher stock options to purchase shares of AWBC common stock at the closing price of AWBC’s common stock on the date of grant, at the Company’s sole discretion.

The Employment Agreement provides that, in the event of a change of control, Ms. Kelleher will receive an amount equal to not less than two (2) times Ms. Kelleher’s then-current annual base salary, plus an amount equal to her bonus for the year immediately preceding the effective date of any such change in control and immediate acceleration of vesting of all Performance Shares and/or stock options that have been granted her.

Option Exercise/Value Table.

The following information with respect to options exercised during the year ended December 31, 2005, and remaining unexercised at the end of 2005, is presented for the Chief Executive Officer and the other Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END OPTION VALUES

Name†	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End*
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert M. Daugherty	25,291	$58,913	24,709	150,000	$137,382	$820,825

†	No other Named Executive Officers exercised options in 2005.
*	On December 31, 2005, the closing price of common stock was $23.63 for purposes of the foregoing table. Stock options with an exercise price of less than that amount are considered to be “in-the-money” and to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Option Grants in Last Fiscal Year.

There were no stock options granted to any Named Executive Officer during 2005.

Employee Stock Ownership Plan

The Company sponsors an ESOP. An ESOP is a form of retirement plan whereby the Company receives a deduction for contributions to the Plan and the Plan invests all or a portion of the employer contributions and earnings in stock of AWBC. The Plan is qualified under Section 401(a) of the Internal Revenue Code as a stock bonus plan. All employees 21 years or older are eligible to participate in the ESOP on the January 1st following completion of a minimum of 1,000 hours in their first full year of service or in any following Plan Year, and benefits fully vest after five years of service. Contributions to the ESOP plan are discretionary and totaled approximately $90,000 and $288,000 for 2004 and 2003, respectively, and were based on a percentage of the Company’s earnings. Contributions are allocated pro rata based on eligible employees’ annual compensation on December 31. Stock dividends are allocated on a pro rata basis on allocated shares per participant at the record date of the stock dividend. Subsequent to December 31, 2005 the Company has made the decision to merge the ESOP into the 401(k) Retirement Savings Plan. The merger is subject to the Internal Revenue Service’s approval. For the year ended December 31, 2005, the Company did not make a contribution to the Plan.

The Company also has a 401(k) Retirement Savings Plan. Employees are eligible to contribute to the plan after completing six months of employment and attaining age 18. The Company matches employee deferrals at 100% up to 3% of participant compensation and at 50% from 3% to 5% of participant compensation. Employees are fully vested in all contributions made to the 401(k) Retirement Savings Plan. Contributions to the 401(k) Retirement Savings Plan in 2005, 2004 and 2003 were approximately $449,000, $523,000 and $279,000, respectively.

1995 and 2001 Incentive Stock Option Plans

The Company presently maintains two stock option plans, known as the 1995 Incentive Stock Option Plan (“1995 Plan”) and the 2001 Incentive Stock Option Plan (“2001 Plan”). The 1995 Plan was approved by the shareholders on May 24, 1995. The 2001 Plan was approved by the shareholders on May 29, 2001, to replace the 1995 Plan. Both plans provide for the issuance of stock options intended to qualify under Section 422 of the Code, and options that are not qualified under the Code. The 2001 Plan also provides for the granting of performance shares of AWBC common stock. Key individuals of the Company and its subsidiaries (including directors, executive officers and advisors or consultants to the Company) are eligible to receive grants of options or performance shares.

All authorized shares have been issued in the form of options under the 1995 Plan. In addition, there are no options outstanding under the 1995 Plan. Under the 2001 Plan, a balance of 315,666 shares remain available for issuance in the form of options and performance shares under the 2001 Plan. See, however, Proposal 2. There are 435,496 options outstanding under the 2001 Plan.

As part of the merger with Latah Bancorporation, Inc., effective July 31, 2003, the Company assumed the options that had been issued by Latah Bancorporation to its directors and officers pursuant to its stock option plans. Options to purchase 44,613 shares of Company common stock are presently outstanding under these plans, separate from the Company’s 1995 and 2001 plans as described above, and will be exercised, terminated or expire in accordance with the terms of the options and the Latah plans.

As a part of the merger with Columbia Trust Bancorp, Inc., effective March 15, 2006, the Company assumed the options that had been issued by Columbia Trust Bancorp to its directors and officers pursuant to its stock option plans. Outstanding options to purchase 89,170 shares of Columbia Trust common stock have been converted into options to purchase 160,818 shares of the Company’s common stock based on an exchange ratio of 1 : 1.8035. These options are separate from the Company’s 1995 and 2001 plans, described above, and will be exercised, terminated or expire in accordance with the terms of the options and the Columbia Trust plans.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table provides information as of December 31, 2005 with respect to AWBC’s compensation plans under which shares of the Company’s common stock are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)(a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	454,136	$15.96	316,933
Equity compensation plans not approved by security holders	—	—	—
Total	454,136	$15.96	316,933

The above number of securities to be issued upon exercise of outstanding options, warrants and rights and the weighted average exercise price of outstanding options, warrants and rights, does not reflect grants of 74,000 restricted performance shares made during 2005 to certain officers of the Company, of which 56,500 are currently outstanding. These grants were issued subject to an equity compensation plan approved by shareholders and the shares are taken into account in the number of securities remaining available for future issuance under equity compensation plans shown above.

REPORT OF THE COMPENSATION COMMITTEE(1)

The Compensation Committee of the Company is responsible for establishing and implementing all compensation policies of the Company and its subsidiaries, as well as setting the compensation for the executive officers of the Company and its subsidiaries. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Company and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of all corporate officers and recommends to the Committee individual compensation levels for approval by the Committee.

The Company believes that the compensation of its executive officers and other key personnel should reflect and support the goals and strategies that the Company has established.

Compensation Philosophy. There are two principal objectives in determining executive compensation: (1) to attract, reward and retain key executive officers, and (2) to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholder value. In furtherance of these objectives, the Committee has adopted the following policies:

•	The Company will compensate competitively with the practices of other leading companies in related fields;

•	Performance at the corporate, subsidiary and individual executive officer levels will determine a significant portion of compensation;

•	The attainment of realizable but challenging objectives will determine performance-based compensation; and

•	The Company will encourage executive officers to hold substantial, long-term equity stakes in the Company so that the interest of executive officers will coincide with the interest of stockholders; accordingly, stock options, performance shares and incentives will constitute a significant portion of compensation.

Elements of Executive Compensation. The elements of the Company’s compensation of executive officers are: (1) annual cash compensation in the form of base salary and performance bonuses, the latter based on the Company achieving targeted levels of performance established by the Committee for the fiscal year and the individual executive officer’s performance; (2) long-term incentive compensation in the form of stock options granted under the Company’s 1995 Incentive Stock Option Plan and the 2001 Incentive Stock Option Plan; (3) long-term incentive compensation in the form of performance share awards under the 2001 Incentive Stock Plan; and (4) other compensation and employee benefits generally available to all employees of the Company, such as health insurance and the employer contribution under the Company’s 401(k) Plan.

Base salary is determined by considering the overall performance of each executive officer with respect to the duties and responsibilities assigned. Salary surveys of other community banks are reviewed and factored into the process to ensure fair rates of compensation.

During the year ended December 31, 2005, the base salary paid to Robert M. Daugherty, the President and Chief Executive Officer of the Company was $328,417. Mr. Daugherty also received a performance bonus of $175,000 paid in 2006 based on his achieving the bonus objectives and his employment agreement established by

(1)	This section is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

the Committee for 2005. This resulted in total salary and bonus for Mr. Daugherty of $503,417 for 2005. The Committee believes the compensation paid to Mr. Daugherty during the fiscal year is appropriate based on competitive salary surveys and the performance of the Company.

The amount of options granted to an employee is based on the employee’s performance and relative responsibilities within the Company. Options may have a deferred vesting and will not be exercisable prior to vesting. During the year ended December 31, 2005, the Committee granted stock options totaling 45,293 shares to employees of the Company and its subsidiaries.

The amount of restricted performance awards to an employee is based on the employee’s performance and relative responsibilities within the Company. Restricted performance awards have a deferred vesting and will not be exercisable prior to vesting. During the year ended December 31, 2005, the Committee granted restricted performance awards totaling 74,000 shares to employees of the Company and its subsidiaries, of which 56,500 were outstanding as of December 31, 2005.

COMPENSATION COMMITTEE:	James Rand Elliott (Chair)
Allen Ketelsen
Craig D. Eerkes

RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS

Some of the Company’s directors and executive officers were customers of the Bank during 2005 and had transactions with the Bank in the ordinary course of business. In addition, some of the Company’s directors and executive officers are officers, directors or shareholders of corporations or members of partnerships, which were customers of the Bank during the last fiscal year and had transactions with the Bank in the ordinary course of business. All loans included in such transactions were made in the ordinary course of business, were on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than any normal risk of collectability or present other unfavorable features. The amount of loans outstanding as of December 31, 2005 issued to directors, executive officers and their affiliates was approximately $1,034,000.

AUDIT COMMITTEE MATTERS

During calendar year 2005, the Audit Committee was from time to time comprised of Mr. Livingstone, Chairman, Mr. Taylor, Mr. Elliott, Mr. Swartz and Mr. Bolyard. On September 1, 2005, Mr. Bolyard resigned from the Board of Directors and his position on the Audit Committee was taken by Mr. Taylor. Mr. Livingstone is deemed an audit committee financial expert within the meaning of Item 401h of Regulation S-K, and independent within the meaning of Item 7(d)(3)(iv), of Schedule 14A.

Audit Committee Charter. The Audit Committee operates pursuant to a written charter approved by the Company’s Board of Directors. Each member of the Audit Committee is deemed “independent” in accordance with regulations under the Security Exchange Act of 1934 and the current listing standards of the National Association of Securities Dealers. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditors, the internal audit department and management of the Company. A copy of the Company’s Audit Committee Charter may be obtained from the Company’s website: www.awbank.com.

REPORT OF THE AUDIT COMMITTEE.(1)

With respect to the Company’s audited financial statements for the year ended December 31, 2005, the Audit Committee has:

•	completed its review and discussion of the Company’s 2005 audited financial statements with management;

•	discussed with the Company’s independent auditors, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company’s financial statements;

•	received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, indicating all relationships, if any, between the

(1)	This section is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

independent auditors and its related entities and the Company and its related entities which, in the auditors’ professional judgment, reasonably may be thought to bear on the auditors’ independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, has discussed with the auditors the auditors’ independence from the Company, and has considered whether the provision of non-audit services is compatible with maintaining their independence; and

•	recommended to the Board of Directors, based on its review and discussions with management and discussions with the independent auditors, that the Company’s audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K.

AUDIT COMMITTEE:	Donald H. Livingstone (Chair)
J. Rand Elliott
Donald H. Swartz
P. Mike Taylor

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company’s common stock during the period beginning December 31, 2000, and ending December 31, 2005, with the cumulative total return on the NASDAQ Composite, Regional Pacific Banks Index and the SNL Bank Index for the same period. The stock price information shown on the graph is not necessarily indicative of future price performance.

Comparison of Five Year Cumulative Return

Total Return Performance

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
AmericanWest Bancorporation	100.00	119.78	168.11	269.75	263.54	307.53
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
Regional Pacific Banks Index	100.00	114.16	117.80	177.44	219.70	232.02
SNL Bank Index	100.00	101.00	92.61	124.93	140.00	141.91

Source: SNL Financial LC, Charlottesville, VA

© 2006

PROPOSAL 2—ADOPTION OF THE AMERICANWEST BANCORPORATION

2006 EQUITY INCENTIVE PLAN

Currently, the Company has two adopted incentive stock option plans: the 1995 and 2001 Incentive Stock Option Plans. Subject to stockholder approval, the Board has approved the AmericanWest Bancorporation 2006 Equity Incentive Plan (the “Plan”). The Board is seeking shareholder approval to adopt the Plan to assume the remaining shares of common stock that may be subject to stock options and may be issued as performance shares under the 2001 Incentive Stock Option Plan and have not yet been issued. Under the Plan, the total number of shares that may be issued is 315,666 shares (representing the number of unissued shares remaining under the 2001 Incentive Stock Option Plan) plus any shares under the Company’s 2001 Incentive Stock Option Plan as to which options or other benefits granted thereunder and currently outstanding may lapse, expire, terminate or be canceled. If the Plan is adopted, no stock options or performance shares will be further issued under the 1995 and 2001 Incentive Stock Option Plans. Therefore, upon approval of the Plan, the Company is not seeking to increase the aggregated number of shares that were previously approved under the 2001 Incentive Stock Option Plan.

The Plan is summarized below. The summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A.

Overview of the Plan

The Plan covers 315,666 shares of the Company’s common stock. At all times, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Plan.

Eligibility. The Plan provides for the grant of awards to eligible persons. Eligible persons include, in the case of an incentive stock option, employees of the Company or a subsidiary, and in the case of non-qualified stock options, restricted stock and unrestricted stock, employees, directors or consultants of the Company or a subsidiary.

Administration. Authority to control and manage the operation and administration of the Plan is vested in the Board. The Board may delegate such responsibility to a committee or subcommittee consisting of two or more members of the board who are Non-Employee Directors as defined under the Exchange Act. The administrator has the authority to interpret the Plan. Any decision or action of the administrator in connection with the Plan is final and binding.

Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the Plan will be evidenced by an award agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the Plan shall terminate later than ten years after the date of grant subject to certain restrictions. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant.

Exercise of the Option. Options may be exercised by delivery of a written stock option exercise agreement together with payment in full in the manner specified in the Plan of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the share on the date of grant. The holder of the option may exercise such option by payment of cash, existing shares or through a cashless exercise.

Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and, during the lifetime of the participant, only the participant, his guardian or legal representative may exercise an option. The administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

Termination of Employment. If a participant’s employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the award agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and the employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

Retirement, Death or Permanent Disability. If a participant in the Plan ceases to be an employee of the Company due to retirement, the participant may exercise vested options within three months from the date of retirement. If the participant does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a participant becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, or within three months after termination of employment, vested options may be exercised by the participant, the participant’s personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within twelve months after the disability or death, but in no event after the expiration of the option as set forth in the award agreement.

Current or Former Directors. Current or former directors may exercise vested options at any time as set forth in the option agreement by the Board or Compensation Committee, but no later than one year from termination of service as a director. Upon permanent and total disability of a current or former director or his or her spouse who holds a community property interest or joint tenancy interest in the option, the individual or his or her representative shall be entitled to exercise vested options held at such time as set forth in the option agreement. Upon the death of a former director or the death of an interested spouse, the estate of, or administrator to, the deceased individual shall be entitled to exercise vested options held at any time during the time set forth in the option agreement. In no event may an option be exercised after the expiration of its term.

Restricted and Unrestricted Stock Awards. The administrator shall determine all terms and conditions of restricted and unrestricted stock that may be awarded. Unless the administrator provides otherwise, no grant of restricted shares may be assigned, encumbered or transferred except in the event of death, or by will or the laws of descent and distribution.

Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the board or the administrator.

U.S. Federal Tax Aspects

Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The United States federal income tax treatment for the two types of options generally differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying; and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. However, at the time of exercise, the amount by which the price actually paid by an optionee for an incentive stock option is exceeded by the option’s fair market value is included in the optionee’s calculation of his or her alternative minimum taxable income and could in part cause the optionee to be subject to the alternative minimum tax.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the lesser of fair market value of such shares on the option exercise date and sales price over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Restricted Stock Awards.  The employee receives no taxable income upon the receipt of a restricted stock award. The employee is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows employees, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the employee. In the event an employee makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing employee will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If an employee who has made a Section 83(b) election subsequently forfeits the shares, the employee will not be entitled to any deductions, however, he may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the employee recognizes income.

Unrestricted Stock Award.  The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

Withholding Taxes.  The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

Accounting Treatment.  The Company will treat the issuance of options and restricted or unrestricted stock as compensation expense. Therefore, the fair value of those options and restricted or unrestricted stock must be treated as a compensation expense.

If the number of votes cast in favor of the proposal exceeds the number of votes cast against it, then the Plan will be approved. If the shareholders approve the Plan, it will be implemented immediately.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF

THE AMERICANWEST BANCORPORATION 2006 EQUITY INCENTIVE PLAN.

INDEPENDENT AUDITORS

The Audit Committee selected Moss Adams LLP as the Company’s independent auditors for the current year and for the year ended December 31, 2005.

Fees Billed To the Company by Moss Adams LLP During 2005 and 2004

Audit Fees.  The aggregate fees billed by Moss Adams LLP for the audit of the Company’s annual consolidated financial statements for the year ended December 31, 2005 and the review of the consolidated financial statements included in the Company’s Forms 10-Q for 2005 were $267,000 compared to $260,599 for the year ended December 31, 2004.

Audit Related Fees.  Audit related fees for 2005 were $52,000 and consisted mainly of reports related to FHLB Collateral and FDICIA. Audit related fees for 2004 were $20,270 and consisted mainly of advice related to FDICIA and benefit plan audits.

Tax Fees.  The aggregate fees billed by Moss Adams LLP for tax fees for the year ended December 31, 2005 were $9,000 compared to $27,955 for the year ended December 31, 2004. These fees include tax planning, cost segregation services, tax rehabilitation credit analysis and state tax analysis.

All Other Fees.  The aggregate fees billed to the Company for all other services rendered by Moss Adams LLP for the years ended December 31, 2005 and 2004 were $0.

The Audit Committee of the Company has considered the provision of non-audit services provided by Moss Adams to be compatible with maintaining the independence of Moss Adams.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit related fees and tax fees paid in 2005 and 2004 were approved per the Audit Committee’s pre-approval policies.

It is anticipated that a representative of Moss Adams will be attending the Meeting with an opportunity to make a statement, if any, and to respond to appropriate questions.

OTHER INFORMATION

Expenses of Solicitation

The Company will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit proxies personally or by mail, telephone, facsimile or electronic mail.

Shareholder Proposals

Under the Company’s Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 100 and not more than 150 days prior to the first anniversary of the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting.

These requirements are separate from and in addition to the Commission’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement.

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Shareholders in 2007 may do so by complying with the requirements of the Rules and Regulations promulgated by the Securities and Exchange Commission applicable to such shareholder proposals. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary no later than December 15, 2006. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as provided in the preceding paragraph) under the Company’s Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 100 and not more than 150 days prior to the first anniversary of the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement.

“Householding” of Documents

The Company is sending one annual report and proxy statement to eligible shareholders who share a single address unless the Company receives instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. If a shareholder of record residing at an address with other shareholders of record wishes to receive a separate annual report or proxy statement in the future, he or she may contact the Company’s transfer agent, Illinois Stock Transfer Company (“ISTC”), 209 W. Jackson Blvd. Suite 903, Chicago, Illinois 60606-6905, or call (800) 757-5755 or (312) 427-2953. An eligible shareholder of record receiving multiple copies of the Company’s annual report and proxy statement can request householding by contacting the Company at the same address. If you own shares through a bank, broker or other nominee, you should contact the nominee concerning householding procedures. Even if your household has received only one annual report and one proxy statement, a separate proxy card has been provided for each shareholder account. Each proxy card should be signed, dated and returned in the enclosed self-addressed envelope.

Other

The Company’s 2005 Annual Report, including financial statements, is being sent to shareholders of record as of March 20, 2006, together with this Proxy Statement.

The Company will furnish to shareholders without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, upon receipt of written request addressed to AmericanWest Bancorporation, Investor Relations, 41 West Riverside, Suite 400, Spokane, Washington 99201.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Secretary

Exhibit A

AMERICANWEST BANCORPORATION

2006 EQUITY INCENTIVE PLAN

1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Unrestricted Stock. This Plan will assume all options to purchase shares and performance shares that have not yet been granted under the Company’s 2001 Employee Incentive Stock Plan. This Plan shall not limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 24.

2.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The effective date of this Plan will be the date of adoption by the Board subject to approval of the shareholders within twelve (12) months of such adoption (the “Effective Date”). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended. In the discretion of the Administrator, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Section 162(m) of the Code.

3.    TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.    SHARES SUBJECT TO THIS PLAN.

4.1.    Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for awards or which may be used to provide a basis of measurement for or to determine the value of an Award shall be 315,666 Shares plus any shares under the Company’s 2001 Incentive Stock Option Plan as to which options or other benefits granted thereunder and currently outstanding as of the Effective Date may lapse, expire, terminate or be canceled (collectively, the “Maximum Number”). Not more than the Maximum Number of shares of Stock shall be granted in the form of Incentive Stock Options.

4.1.1.    Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations shall be added back into the Maximum Number and will be available for the grant of an Award under the Plan.

When the exercise price for an Option granted under this Plan is paid pursuant to a “cashless exercise” (as such term is defined in Section 9.1.3 hereof), the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the net number of Shares that are issued pursuant to the exercise without regard to the number of shares received or retained by the Company in connection with that exercise.

However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

4.1.2.    Reserve of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

i.    Grants. The grant of an Option, Restricted Stock Award or Unrestricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii.    Outstanding. While an Option, Restricted Stock Award or Unrestricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

4.2.    Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator shall make the appropriate adjustments to (i) the Maximum Number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.

4.3.    Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Participant shall be 100,000 (all of which may be granted as Incentive Stock Options if the conditions of the requirements for Incentive Stock Options are met).

5.    ADMINISTRATION OF THIS PLAN.

5.1.    Authority. Authority to control and manage the operation and administration of this Plan shall be vested in a committee consisting of two (2) or more members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.

5.2.    Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the exclusive power, authority and discretion to:

(1)    construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2)    select Participants;

(3)    determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(4)    determine the number of Shares or other consideration subject to Awards;

(5)    determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

(6)    prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7)    further define the terms used in this Plan;

(8)    correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9)    provide for rights of refusal and/or repurchase rights;

(10)    amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein;

(11)    prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12)    make all other determinations necessary or advisable for the administration of this Plan.

5.3.    Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.    Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee shall be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.    GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.    Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Option.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.    General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1.    Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

6.2.2.    Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and shall be subject to earlier termination as hereinafter provided.

6.2.3.    Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 9 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date to encourage superior performance.

6.2.4.    Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5.    Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and, during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option except, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the

Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

6.2.6.    Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7.    Exercise After Certain Events.

i.    Termination of Employment—Employee/Officer

(1)    Incentive Stock Options.

(a)    Termination of All Services. If for any reason other than permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of the Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).

(b)    Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but shall be entitled to exercise within three (3) months of Termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2)    Non-Qualified Stock Options.

(a)    Termination of All Services. If for any reason other than permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(b)    Continuation of Services as Consultant/Advisor. If a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of Termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

ii.    Permanent Disability and Death. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), while employed by the Company or a Subsidiary (including as an officer of the Company or a Subsidiary), or dies while employed by the Company or Subsidiary (including as an officer of the Company or a Subsidiary) or within three (3) months thereafter, vested Options, whether Incentive Stock Options or Non-qualified Options, then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

iii.    Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of the Company or a Subsidiary, vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within a period determined by the Committee not to exceed one year from the time such director ceased being as such (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the option is an Incentive Stock Option)).

6.2.8.    Suspension and Cancellation of Options.

i.    Suspension. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant’s right to exercise any Option granted hereunder pending final determination by the Board.

(1)    Committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or a Subsidiary;

(2)    Deliberately disregarded the rules of the Company or a Subsidiary which resulted in loss, damage or injury to the Company or a Subsidiary;

(3)    Made any unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary;

(4)    Induced any client or customer of the Company or a Subsidiary to break any contract with the Company or a Subsidiary or induced any principal for whom the Company or a Subsidiary acts as agent to terminate such agency relations; or

(5)    Engaged in any substantial conduct which constitutes unfair competition with the Company or a Subsidiary.

ii.    Cancellation. The Administrator may provide in the Award Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

(1)    engaged in any commercial activity in competition with any part of the business of the Company or a Subsidiary;

(2)    diverted or attempted to divert from the Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

(3)    made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about the Company or a Subsidiary which is disparaging or which in any way reflects negatively upon the Company or a Subsidiary;

(4)    engaged in any other activity that is inimical, contrary or harmful to the interests of the Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of the Company or a Subsidiary to leave such employment or service to compete with the Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of the Company or a Subsidiary, or to have influenced or advised any competitor of the Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company, or improperly disclosed or otherwise misused any confidential information regarding the Company or a Subsidiary; or

(5)    refused or failed to provide, upon the request of the Company or a Subsidiary, a certification, in a form satisfactory to the Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

The determination of the Board shall be final and conclusive. In making its determination, the Board may give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Without limiting the generality of the foregoing, the Award Agreement may provide that the Participant shall also pay to the Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

Should any provision of this Section 6.2.8. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

6.3.    Limitations on Grant of Incentive Stock Options.

6.3.1.    Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 19 and 20) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

6.3.2.    Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

6.3.3.    Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7.    RESTRICTED STOCK AWARDS.

7.1.    Grant of Restricted Stock Awards. The Committee is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Committee (a “Restricted Stock Award”). All Restricted Stock Awards shall be evidenced by an Award Agreement.

7.2.    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

7.3.    Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon Termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.4.    Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

7.5.    Transferability of Restricted Stock Awards. Unless otherwise provided, Restricted Stock Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant a Restricted Stock Award will be exercisable only by the Participant, and any election with respect to a Restricted Stock Award may be made only by the Participant.

8.    UNRESTRICTED STOCK AWARDS. The Committee may, in its sole discretion, grant (or sell at Fair Market Value or such other higher purchase price determined by the Committee) an Unrestricted Stock Award to any Participant pursuant to which such Participant may receive shares of Stock free of any restrictions under the Plan. Unless otherwise provided, Unrestricted Stock Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Unrestricted Stock Award will be exercisable only by the Participant, and any election with respect to an Unrestricted Stock Award may be made only by the Participant.

9.    PAYMENT FOR SHARE PURCHASES.

9.1.    Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law as follows:

9.1.1.    Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

9.1.2.    Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months.

9.1.3.    Cashless Exercise. In accordance with the rules and procedures authorized by the Administrator for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Administrator that permits Participants to exercise Options by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Exercise Price and the amount of any required tax or other withholding obligations.

9.1.4.    Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

10.    WITHHOLDING TAXES.

10.1.    Withholding Generally. The Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Options or Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

10.2.    Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock, provided however, that to the extent required by applicable tax, securities and other laws and applicable accounting rules, such Shares have been held by the Participant for at least six (6) months, up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (ii) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). A Participant who has made an election pursuant to this Section 10.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

11.    PROVISIONS APPLICABLE TO AWARDS.

11.1.    Acceleration.

11.1.1.    Vesting and Lapse of Restrictions. The Administrator may, in its sole discretion, at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Participant’s Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 11.1.1.

11.1.2.    Other Adjustments.

i.    The Administrator’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

ii.    With respect to Awards that are subject to Section 409A of the Code, the Administrator shall not have the authority to accelerate or postpone the timing of payment or settlement of an Award in a manner that would cause such Award to become subject to the interest and penalty provisions under Section 409A of the Code.

11.2.    Compliance with Section 162(m) of the Code. At all times when the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate. Performance goals shall be established not later than ninety (90) days after the commencement of the period of service to which the performance goal relates, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

11.3    Compliance with Section 409A of the Code. At all times when the Administrator determines that compliance with Section 409A of the Code is required or desired, all Awards granted under this Plan shall comply with the requirements of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate. Performance based compensation will be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Person performs services. According to the regulations promulgated under Section 409A of the Code, organizational or individual performance goals will be considered preestablished if established in writing not later than ninety (90) days after the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

12.    PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. Subject to Sections 19 and 20, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13.    RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

14.    CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.    ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

16.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

16.1.    Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

16.2.    Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.    NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

18.    ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

19.    DISSOLUTION, LIQUIDATION, MERGER.

19.1.    Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise rice of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company’s assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 20 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

19.2.    Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

20.    CHANGE OF CONTROL. If there is a “change of control” in the Company, all outstanding Awards shall fully vest immediately upon the Company’s public announcement of such a change. A “change of control” shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and (ii) in an individual Award Agreement.

21.    LIMITATION ON AWARDS.

21.1    Section 280G of the Code. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

21.2    Section 409A of the Code. If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the Treasury guidance promulgated thereunder.

22.    TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Awards shall be made after the termination of the Plan. At any time and from time to time, the Administrator may amend, modify or terminate any outstanding Award or Award Agreement without approval of the Participant; provided however, that the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend the Plan or any outstanding Award under the Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

23.    GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Washington.

24.    DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

24.1.    “Affiliate” means any Subsidiary and any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

24.2.    “Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award or Unrestricted Stock Award.

24.3.    “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

24.4.    “Board” means the Board of Directors of the Company.

24.5.    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

24.6.    “Committee” means the Committee appointed by the Board to administer this Plan.

24.7.    “Company” means AmericanWest Bancorporation, a Washington corporation and its subsidiaries, or any successor corporation.

24.8.    “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee shall be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

24.9.    “Disability” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Award is subject to Section 409A of the Code, and payment or settlement of the Award is to be accelerated solely as a result of the Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

24.10.    “Effective Date” has the meaning set forth in Section 2.

24.11.    “Eligible Person” means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a Subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock Awards and Unrestricted Stock Awards, any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company including, without limitation, an independent contractor, outside consultant or advisor to the Company.

24.12.    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

24.13.    “Exercise Agreement” has the meaning set forth in Section 6.2.4.

24.14.    “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

24.15.    “Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this Section 24.15, good faith shall be met if the Administrator employs the following methods:

(i)    Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value shall be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii)    Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii)    No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(iv)    Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.

(v)    Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt under this Section 24.15 shall not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).

24.16.    “Grant Date” means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

24.17.    “Incentive Stock Option” means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

24.18.    “Maximum Number” has the meaning set forth in Section 4.1.

24.19.    “Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

24.20.    “Non-qualified Stock Option” means an option, that is designated a Non-qualified Stock Option.

24.21.    “Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

24.22.    “Option” means an award of an option to purchase Shares pursuant to Section 6.

24.23.    “Optionee” means the holder of an Option.

24.24.    “Participant” means a person who receives an Award under this Plan.

24.25.    “Plan” means this 2006 Equity Incentive Plan, as amended from time to time.

24.26.    “Restricted Stock Award” means an award of Shares pursuant to Section 7.

24.27.    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

24.28.    “SEC” means the Securities and Exchange Commission.

24.29.    “Securities Act” means the Securities Act of 1933, as amended from time to time.

24.30.    “Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

24.31.    “Stock” means the Common Stock, no par value, of the Company, and any successor entity.

24.32.    “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

24.33.    “Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

24.34.    “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company and the Subsidiary granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

24.35.    “Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

41 W. Riverside Avenue, Suite 400 Spokane, WA 99201

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

You can vote in one of three ways: 1) By Mail, 2) By Internet, 3) By Phone.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO: Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903 Chicago, Illinois 60606

Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

DETACH PROXY CARD HERE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR ALL” nominees for director, and “FOR” approval of the AmericanWest Bancorporation Equity Incentive Plan.

If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted, to the extent legally permissible, by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

If you personally plan to attend the Annual Meeting of Shareholders please check the box below and list the names of attendees on the reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the 2006 Annual Meeting.

Signature

Signature

Date, 2006

Please sign exactly as you name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. Visit our Internet voting Site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen. 3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Friday, April 21, 2006 at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below. Please note that all votes cast by telephone must be completed and submitted prior to Friday, April 21, 2006 at 11:59 p.m. Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

PLEASE LIST

NAMES OF PERSONS ATTENDING

REVOCABLE PROXY - AmericanWest Bancorporation

Annual Meeting of Shareholders, April 25, 2006

The undersigned shareholder(s) of AmericanWest Bancorporation, a Washington Corporation ( the “Company”), does (do) hereby constitute and appoint R. Blair Reynolds, EVP/General Counsel and Diane L. Kelleher, EVP/Chief Financial Officer, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Shareholders of the Company to be held at Northwest Museum of Arts and Culture, 2316 West First Avenue, Spokane, WA 99201 on April 25, 2006, at 5:00 p.m. (PST) and at any adjournment thereof, and to vote all the shares of AmericanWest Bancorporation standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below. PLEASE MARK VOTE IN THE APPROPRIATE BOX USING DARK INK ONLY.

1. The election of six (6) Class I directors of the Company’s Board of Directors to serve until the annual meeting of shareholders in 2007.

01 J. Frank Armijo

02 Robert M. Daugherty

03 Craig D. Eerkes

04 Donald H. Livingstone

05 Donald H. Swartz

06 P. Mike Taylor

FOR ALL

WITHHOLD

FOR ALL

FOR ALL EXCEPT

INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee’s name on the line provided below.

2. Approve the AmericanWest Bancorporation Equity Incentive Plan.

FOR AGAINST ABSTAIN

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR each of its nominees for director and FOR the approval of the AmericanWest Bancorporation Equity Incentive Plan.

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed, postage-prepaid envelope is enclosed for your convenience.